SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 1999

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Page 1 of 8 pages
Exhibit Index Page 4

Item 5.      Other Events
Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statements of Income and Balance Sheet, reporting the Company's results of operations for the third quarter and first nine months of 1999, and its financial position as of October 1, 1999, including a summary of key operating information.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.
99	Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the third quarter and first nine months of 1999 and 1998 (unaudited), and financial position as of October 1, 1999 (unaudited) and December 31, 1998, including a summary of key operating information.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

S/ JOHN R. PARKER, JR.

Date: October 21, 1999	By:__________________________________
John R. Parker, Jr.
Vice President and
General Counsel

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EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the third quarter and first nine months of 1999 and 1998 (unaudited), and financial position as of October 1, 1999 (unaudited) and December 31, 1998, including a summary of key operating information.	5

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